EXHIBIT 99.7

PartnerRe Ltd.

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION STATEMENT

The Audit Committee has been established to oversee the financial reporting process and the internal control structure on behalf of the Board of Directors. The Audit Committee will:
•	assist board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the outside auditor’s qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors;

•	meet regularly with management and internal and outside auditors and report on their activities to the full Board.

AUDIT COMMITTEE COMPOSITION
(a)	The Audit Committee will comprise at least three members of the Board of Directors. Director’s fees are the only compensation an audit committee member may receive from the Company.

(b)	The Board of Directors will appoint the members of the Audit Committee and will appoint one of them to be the Chairperson of the Audit Committee.

(c)	Each member of the Audit Committee shall meet the independence and experience requirements of Section 10A of the Securities Exchange Act of 1934 and the New York Stock Exchange.

(d)	If any Audit Committee member serves on the audit committees of more than two public companies in addition to the Audit Committee, the Board of Directors must determine that such simultaneous service will not impair such member’s ability to serve effectively on the Audit Committee.

AUDIT COMMITTEE RESPONSIBILITIES

The Audit Committee shall have the following duties and responsibilities:
A.	General responsibilities.

(i)	Annually review and assess the adequacy of this charter.

(ii)	Annually review the performance of the Audit Committee and recommend any proposed changes to the Board of Directors.

(iii)	Prepare the report required by SEC rules to be included in the Company’s annual proxy statement.

(iv)	Perform any specific oversight functions as requested by the Board of Directors.

(v)	Make regular reports to the Board of Directors.

B.	Audit related responsibilities.

(i)	Advise the Board of Directors regarding the appointment of the outside auditor, who shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the appointment, termination and compensation of, and oversight of the work of, the outside auditor (subject to shareholder ratification where applicable).

(ii)	At least annually review and report to the Board regarding the independence and performance of the outside auditors, including the experience and qualifications of the senior members of the audit team and the quality control procedures of the auditor, and approval of the fees and terms for audit services. The Audit Committee has sole authority to approve all audit fees and terms.

(iii)	At least annually review the outside auditors’ status as independent and all relationships or arrangements between the outside auditor and the Company, including:

	a)	receipt and discussion of the written disclosures and the letter from the outside auditors required by Independence Standards Board No. 1;

	b)	review of any proposals for the Company to hire personnel at and above the level of Officer in the Company from the outside auditor who were engaged on the Company’s account within the last 3 year period and establishment of hiring policies for any other employees or former employees of the outside auditors;

	c)	review and evaluation of the lead partner or any other partner of the outside auditors responsible for reviewing the audit and consideration of whether such partners or the outside audit firm itself should be replaced to comply with applicable law or otherwise to assure continuing auditor independence; and

	d)	receipt and review of any report from the outside auditors regarding (1) the auditors' internal quality control procedures, (2) any material issues raised by the most recent internal quality control review or peer review of the auditors or by any inquiry or investigation by governmental or professional authorities in the last five years regarding any independent audits conducted by the auditors, and any steps taken to deal with such issues and (3) all relationships between the outside auditor and the Company.

(iv)	Approve in advance the retention of the outside auditor for any non-audit services and the fees and terms for such services, except to the extent that Section 10A of the Securities Exchange Act of 1934 permits such approval to be other than in advance.

Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13 (a) of the Exchange Act. The Audit Committee may delegate the authority to grant such approvals to one or more designated members of the Audit Committee, provided that the decisions of any member to whom authority is so delegated shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has sole authority on these issues.

(v)	Meet with the outside auditors prior to the audit to review the planning, scope and staffing of the audit.

(vi)	Review the adequacy of the Company’s system of internal control, including the responsibilities, budget and staffing of the internal audit function, with management, internal auditors and the outside auditors.

(vii)	Review the appointment and replacement of the senior internal auditing executive.

(viii)	Review the scope of the internal auditor’s work and level of comfort with internal controls.

(ix)	Review the annual audited financial statements; these reviews should include:

	a)	review of the report on Form 10-K, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

	b)	a review of management letters (and management’s responses) and any other significant suggestions for improvements provided by the outside auditors, including any audit problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any disagreements with management;

	c)	a review of any accounting adjustments that were noted or proposed by the outside auditor but which were “passed” (as immaterial or otherwise);

	d)	a review of any analysis prepared by management and/or the outside auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

	e)	meetings with each of management, internal auditors and outside auditors in separate executive sessions; and

	f)	at least as frequently as the review of the annual audit, a discussion of the matters required to be discussed by Statement on Auditing Standards No. 61.

(x)	Review the quarterly financial statements (including the results of the independent auditors’ review of the quarterly financial statements); these reviews should include:

	a)	a review of the report on Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

	b)	meetings with each of management, internal auditors and outside auditors in separate executive sessions.

(xi)	Review significant accounting policies and decisions, including:

	a)	the Company’s critical accounting policies as set forth in applicable SEC filings;

	b)	any changes in relevant accounting rules proposed or effected by accounting or regulatory authorities;

	c)	significant proposed changes to the Company’s auditing and accounting practices as suggested by management, internal auditors and outside auditors; and

	d)	major issues regarding accounting principles and financial statement presentations, including all significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls.

(xii)	Review and discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, with particular attention to any use of “pro forma” or “adjusted” non-GAAP information.

(xiii)	Review any material financial or non-financial arrangements of the Company which do not appear on the Company’s financial statements.

(xiv)	Review any transactions or courses of dealing with parties related to the Company which are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and that are relevant to an understanding of the Company’s financial statements.

(xv)	Review a report on the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls.

C.	Control and compliance responsibilities.

(i)	Review management’s monitoring of compliance on regulatory and legal matters, including:

	a)	review of findings of any examinations by regulatory agencies, such as the SEC or insurance regulatory authorities, and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies;

	b)	review with management and the Company’s counsel any legal matters and policies that could have a significant impact on the Company’s financial condition or results of operations; and

	c)	discuss policies with respect to risk assessment and risk management, and review controls relating to management of risk exposures and management steps to monitor, control and report on risk.

	d)	receive reports emanating from Code of Conduct issues and ensure appropriate action is taken.

(ii)	Cause an internal review of senior management and Board expenses, perquisites and conflicts of interest, if any, on an annual basis for approval by the Board.

(iii)	Establish procedures for (A) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal control or auditing matters and (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

AUDIT COMMITTEE PROCEDURES

(a)	Meetings. The Audit Committee shall meet at least four times per year, or more often as deemed necessary or appropriate in its judgment.

(b)	Resources. The Audit Committee shall have the authority to retain such outside counsel, experts and other advisers as it determines appropriate to assist in the full performance of its functions. The internal auditor and the CFO shall be responsible for providing the Audit Committee with whatever resources it requires from within the Company. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the outside auditor and any advisers employed by the Audit Committee.

(c)	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities as it sees fit.

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While the Audit Committee has the responsibility and power set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company’s policies generally.

Effective: November 14, 2002